Exhibit 10.9.4
FOURTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
EXECUTED by the parties hereto as of the 28th day of April, 2008,

AMONG:	MIDFIELD SUPPLY ULC

(the “Borrower”)

AND:	MEGA PRODUCTION TESTING INC. HAGAN OILFIELD SUPPLY LTD.

(collectively the “Guarantors”, and individually a “Guarantor”)

AND:	BANK OF AMERICA, N.A. (acting through its Canada branch)

in its capacity as agent for Lenders and in its capacity as collateral agent for Secured Parties under the Security Documents

(the “Agent”)

AND:	THE FINANCIAL INSTITUTIONS PARTY TO THE LOAN AND SECURITY AGREEMENT, as Lenders

(collectively the “Lenders”)
     WHEREAS Borrower, the other Obligors thereto, Lenders and Agent, in its capacity as agent for and on behalf of Lenders and in its capacity as collateral agent for Secured Parties under the Security Documents, entered into a Loan and Security Agreement made as of November 2, 2006 (as amended pursuant to a Consent and First Amendment to the Loan and Security Agreement dated as of April 26, 2007, a Second Amendment to the Loan and Security Agreement dated as of May 17, 2007, a Third Amendment, Consent and Waiver to the Loan and Security Agreement dated as of October 31, 2007, and as the same has or may be further amended, modified, restated, supplemented or replaced from time to time, the “Loan and Security Agreement”);
     AND WHEREAS the Borrower has requested that Agent and Lenders consider certain amendments to the Loan and Security Agreement;
     AND WHEREAS the parties hereto have agreed to amend certain provisions of the Loan and Security Agreement but only to the extent and subject to the limitations set forth in this Fourth Amendment to the Loan and Security Agreement (hereinafter this “Amendment Agreement”) and without prejudice to Agent’s, Lenders’ and Secured Parties’ other rights;
     NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:
ARTICLE I — INTERPRETATION
1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement.
Fourth Amendment to the Loan and Security Agreement - Midfield Supply ULC (2008)

ARTICLE II — AMENDMENTS
2.1	As of the Amendment Effective Date, the defined term “Fixed Charges” contained in Section 1.1 of the Loan and Security Agreement is deleted and the following substituted therefor:
“Fixed Charges — the sum, when actually paid in the period, of interest expense, principal payments on Borrowed Money (other than Revolving Loans and Closing Date Debt Repayments), income taxes (other than income taxes in the amount of $3,448,878 paid by Borrower in June 2007 which, for the purposes of this definition, shall be deemed to have been paid in February 2007), Capital Expenditures (except those financed with Borrowed Money other than Revolver Loans), Bonuses and Net Distributions less, when applicable, the one time payment in the amount of $2,500,000 paid by Borrower in February 2008 relating to the Northern Debt and less, when applicable, the one time payment in the amount of $500,000 paid (or to be paid) by Borrower in July 2008 relating to the Hagan Debt.”
ARTICLE III — CONDITIONS TO EFFECTIVENESS
3.1	This Amendment Agreement shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the “Amendment Effective Date”):
(a)	Borrower and each Guarantor delivering to Agent five originally executed copies of this Amendment Agreement; and
(b)	in consideration of the Agent and those Lenders entering into this Amendment Agreement, the Borrower hereby agrees to pay to the Agent, on behalf of itself and such Lenders, an amendment fee in the amount of $5,000 for each of the Lenders so entering into this Amendment Agreement, which fee shall be non-refundable and fully earned when paid and which fee shall be charged as Revolver Loan and be added to and form part of the Loans upon completion of the conditions precedent contemplated by paragraph 3.1(a) of this Amendment Agreement.
ARTICLE IV — REPRESENTATIONS AND WARRANTIES
4.1	Borrower and each Guarantor warrant and represent to Agent and Lenders that the following statements are true, correct and complete:
(a)	Authorization, Validity, and Enforceability of this Amendment Agreement. Each of Borrower and each Guarantor has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Loan and Security Agreement. Each of Borrower and each Guarantor has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize its execution and delivery of this Amendment Agreement and the performance of the Loan and Security Agreement. This Amendment Agreement has been duly executed and delivered by the each of Borrower and each Guarantor and this Amendment Agreement and the Loan and Security Agreement constitute the legal, valid and binding obligations of each of Borrower and each Guarantor, enforceable against them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Borrower’s and each Guarantor’s execution and delivery of this Amendment Agreement and the performance by Borrower and each Guarantor of the Loan and Security Agreement do
Fourth Amendment to the Loan and Security Agreement - Midfield Supply ULC (2008)

not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Borrower or any Subsidiaries or Guarantor by reason of the terms of (a) any contract, mortgage, hypothec, Lien, lease, agreement, indenture, or instrument to which any of Borrower or any Guarantor is a party or which is binding on any of them, (b) any requirement of law applicable to Borrower or any Subsidiaries or any Guarantor, or (c) the certificate or articles of incorporation or amalgamation or bylaws of Borrower or any Subsidiaries or any Guarantor.

(b)	Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against Borrower or any Subsidiaries or any Guarantor of this Amendment Agreement or the Loan Security Agreement except for such as have been obtained or made and filings required in order to perfect and render enforceable the Agent’s Liens.

(c)	Incorporation of Representations and Warranties From Loan and Security Agreement. The representations and warranties contained in the Loan and Security Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute an Event of Default.

(e)	Security. All security delivered to or for the benefit of Agent on behalf of Secured Parties pursuant to the Loan and Security Agreement and the other Loan Documents remain in full force and effect and secure all Obligations of Borrower and each Guarantor under the Loan and Security Agreement and the other Loan Documents to which they are a party.
ARTICLE V — MISCELLANEOUS
5.1	Borrower (i) reaffirms its Obligations under the Loan and Security Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Loan and Security Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed.
5.2	Each Guarantor (i) consents to and approves the execution and delivery of this Amendment Agreement by the parties hereto, (ii) agrees that this Amendment Agreement does not and shall not limit or diminish in any manner the obligations of each Guarantor under its Guarantee (collectively, the “Guarantees”) and that such obligations would not be limited or diminished in any manner even if such Guarantor had not executed this Amendment Agreement, (iii) agrees that this Amendment Agreement shall not be construed as requiring the consent of a Guarantor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantees and the other Loan Documents to which it is a party, and (v) agrees that the Guarantees and the other Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
Fourth Amendment to the Loan and Security Agreement - Midfield Supply ULC (2008)

5.3	Nothing contained in this Amendment Agreement or any other communication between Agent and/or Lenders and/or Secured Parties and Borrower (or any other Obligor) shall be a waiver of any present or future violation, Default or Event of Default under the Loan and Security Agreement or any other Loan Document (collectively, “Violations”). Similarly, nothing contained in this Amendment Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or Lenders’ or Secured Parties’ right at any time to exercise any right, privilege or remedy in connection with the Loan and Security Agreement or any other Loan Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect of the non-conformity to any representation, warranty or covenant contained in any Loan Documents), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Loan and Security Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any other Obligor under the Loan Documents or any right, privilege or remedy of Agent or Lenders or Secured Parties under the Loan and Security Agreement or any other Loan Document or any other contract or instrument with respect to Violations. Nothing in this Amendment Agreement shall be construed to be a consent by Agent or Lenders or Secured Parties to any Violations.
5.4	This Amendment Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
5.5	This Amendment Agreement may be executed in original and/or facsimile counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.
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Fourth Amendment to the Loan and Security Agreement - Midfield Supply ULC (2008)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment to the Loan and Security Agreement as of the date first above written.

MIDFIELD SUPPLY ULC, as Borrower
Per: /s/ Dan Endersby
Name:	Dan Endersby
Title:	President

MEGA PRODUCTION TESTING INC., as Guarantor
Per: /s/ Dan Endersby
Name:	Dan Endersby
Title:	President

HAGAN OILFIELD SUPPLY LTD., as Guarantor
Per: /s/ Dan Endersby
Name:	Dan Endersby
Title:	President

BANK OF AMERICA, N.A. (acting through its Canada Branch), as Agent
Per: /s/
Name:
Title:

Fourth Amendment to the Loan and Security Agreement — Midfield Supply ULC (2008)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment to the Loan and Security Agreement as of the date first above written.

MIDFIELD SUPPLY ULC, as Borrower
Per:
Name:	Dan Endersby
Title:	President

MEGA PRODUCTION TESTING INC., as Guarantor
Per:
Name:	Dan Endersby
Title:	President

RAGAN OILFIELD SUPPLY LTD., as Guarantor
Per:
Name:	Dan Endersby
Title:	President

BANK OF AMERICA, N.A. (acting through its Canada branch), as Agent
Per: /s/ Nelson Lam
Name:	Nelson Lam
Title:	Vice resident

Fourth Amendment to the Loan and Security Agreement · Midfield Supply ULC (2008)

AGREED AND ACCEPTED by the following Lenders:

BANK OF AMERICA, N.A. (acting through its Canada branch), as Lender
Per: /s/ Nelson Lam
Name:	Nelson Lam
Title:	Vice President

ALBERTA TREASURY BRANCHES, as Lender
Per:
Name:
Title:

Per:
Name:
Title:

ROYAL BANK OF CANADA (Asset Based Finance), as Lender
Per:
Name:
Title:

Per:
Name:
Title:

HSBC BANK CANADA, as Lender
Per:
Name:
Title:

Fourth Amendment to the Loan and Security Agreement — Midfield Supply ULC (2008)

AGREED AND ACCEPTED by the following Lenders:

BANK OF AMERICA, N.A. (acting through its Canada branch), as Lender
Per:
Name:
Title:

ALBERTA TREASURY BRANCHES, as Lender
Per: /s/ D.A. (Dwayne) Hoopfer
Name:	D.A. (Dwayne) Hoopfer
Title:	Director Energy Group

Per: /s/ Gerald Buhler
Name:	Gerald Buhler
Title:	Associate Director Energy Group

ROYAL BANK OF CANADA (Asset Based Finance), as Lender
Per:
Name:
Title:

Per:
Name:
Title:

HSBC BANK CANADA, as Lender
Per:
Name:
Title:

Fourth Amendment to the Loan and Security Agreement — Midfield Supply ULC (2008)

AGREED AND ACCEPTED by the following Lenders:

BANK OF AMERICA, N.A. (acting through its Canada branch) as Lender
Per:
Name:
Title:

ALBERTA TREASURY BRANCHES, as Lender
Per:
Name:
Title:

Per:
Name:
Title:

ROYAL BANK OF CANADA (Asset Based Finance), as Lender
Per:
Name:
Title:

Per:
Name:
Title:

HSBC BANK CANADA, as Lender
Per: /s/ Garth Evans
Name:	Garth Evans
Title:	Assistant Vice President Commercial Financial Services

Per: /s/ Wade Schuler
Name:	Wade Schuler
Title:	Senior Account Manager Commercial Financial Services

Fourth Amendment to the Loan and Security Agreement — Midfield Supply ULC (2008)

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH,6 as Lender
Per: /s/ Barry Walsh
Name:	Barry Walsh
Title:	Vice President

Fourth Amendment to the Loan and Security Agreement — Midfield Supply ULC (2008)